UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2022

VERISK ANALYTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34480	26-2994223
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Washington Boulevard, Jersey City, NJ	07310
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 469-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange where registered
Common Stock $.001 par value	VRSK	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 25, 2022, Verisk Analytics, Inc. (the “Company”) amended its Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to declassify the Board of Directors (the “Board”) of the Company (the “Declassification Amendment”) and provide for the annual election of directors beginning with each nominee elected as a director at the Company’s 2022 Annual Meeting of Shareholders (the “2022 Annual Meeting”). Directors elected prior to the 2022 Annual Meeting will serve out their remaining three-year terms and the Company’s classified board structure will be fully eliminated starting with the 2024 Annual Meeting of Shareholders.

The Declassification Amendment was previously approved by the Board of the Company, subject to shareholder approval, and was approved by the Company’s shareholders at the Company’s 2022 Annual Meeting, as further described in Item 5.07 below.

Additionally, on May 25, 2022 the Board approved amendments to the Amended and Restated Bylaws of the Company (the “Bylaws”) reflecting (i) conforming, clarifying and updating changes to the Bylaws related to the Declassification Amendment, and (ii) certain other routine and non-substantive updates and revisions.

The foregoing description of the Declassification Amendment and amendment to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Declassification Amendment and the Amended and Restated Bylaws, as amended. Copies of the Declassification Amendment and the Amended and Restated Bylaws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders

The following proposals were submitted to the holders of Common Stock of Verisk Analytics, Inc. (the “Company”) for a vote at the 2022 Annual Meeting of Shareholders held on May 25, 2022:

1.	The election of five members of the Board of Directors;

2.	The approval of the Declassification Amendment;

3.	The advisory, non-binding resolution to approve the compensation of the Company’s named executive officers (“say-on-pay”); and

4.	The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the year ending December 31, 2022.

The results of such votes were as follows:

1. The Company’s shareholders elected each of the five nominees to the Board of Directors by the following votes:

Name of Nominee	Number of Votes For	Number of Votes Against	Number of Votes Abstaining	Number of Broker Non-Votes
Jeffrey Dailey	134,101,634	4,297,344	30,783	6,029,433
Constantine P. Iordanou	124,751,295	13,650,215	28,251	6,029,433
Wendy Lane	137,836,433	527,271	66,057	6,029,433
Lee M. Shavel	136,644,651	1,749,659	35,451	6,029,433
Kimberly S. Stevenson	138,014,823	381,947	32,991	6,029,433

2. The Company’s shareholders approved the Declassification Amendment by the following votes:

Number of Votes For	Number of Votes Against	Number of Votes Abstaining	Number of Broker Non-Votes
137,631,970	720,312	77,479	6,029,433

3. The Company’s shareholders approved the compensation of the Company’s named executive officers on an advisory, non-binding basis by the following votes:

Number of Votes For	Number of Votes Against	Number of Votes Abstaining	Number of Broker Non-Votes
114,630,546	19,873,140	3,926,075	6,029,433

4. The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the year ending December 31, 2022 by the following votes:

Number of Votes For	Number of Votes Against	Number of Votes Abstaining
135,338,688	9,086,180	34,326

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Restated Certificate of Incorporation of Verisk Analytics, Inc. effective May 25, 2022

3.2	Amended and Restated Bylaws of Verisk Analytics, Inc. effective May 25, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISK ANALYTICS, INC.

Date: May 31, 2022	By:	/s/ Kathy Card Beckles
	Name:	Kathy Card Beckles
	Title:	Executive Vice President, General Counsel and Corporate Secretary